Exhibit 99(a)

                            Joint Filing Statement
                            ----------------------

                         Pursuant to Rule 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing amendment to Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments hereto shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Date: December 17, 2004



(Counterpart Signature Page)
Paul G. Allen
(Counterpart Signature Page)
Vulcan Energy Corporation
(Counterpart Signature Page)
Vulcan Energy II Inc.
(Counterpart Signature Page)
Plains Resources Inc.
(Counterpart Signature Page)




Plains Holdings Inc.
(Counterpart Signature Page)
Plains Holdings II Inc.
(Counterpart Signature Page)
Vulcan Capital Private Equity Inc.
(Counterpart Signature Page)
Vulcan Capital Private Equity I LLC
(Counterpart Signature Page)
David N. Capobianco

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)



/s/ W. Lance Conn
------------------------------------
By:  W. Lance Conn
As Attorney-in-fact for Paul G. Allen

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)





VULCAN ENERGY CORPORATION


By: /s/ David N. Capobianco
   --------------------------
Name:    David N. Capobianco
Title:   Vice President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)




VULCAN ENERGY II Inc.


By: /s/ David N. Capobianco
   -------------------------
Name:    David N. Capobianco
Title:   Vice President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)






PLAINS RESOURCES INC.


By: /s/ David N. Capobianco
   --------------------------
Name:    David N. Capobianco
Title:   Vice President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)




PLAINS HOLDINGS INC.


By: /s/ John T. Raymond
    ------------------------
Name:    John T. Raymond
Title:   President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)





PLAINS HOLDINGS II INC.


By:  /s/ John T. Raymond
    ------------------------
Name:    John T. Raymond
Title:   President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)






VULCAN CAPITAL PRIVATE EQUITY INC.


By: /s/ Lance Conn
   --------------------------------
Name:   Lance Conn
Title:  Vice-President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)






VULCAN CAPITAL PRIVATE EQUITY I LLC


By:     Vulcan Capital Private Equity Management I LLC,
        its Manager

By:     Vulcan Capital Private Equity Inc.,
        its Managing Member

By:     /s/ Lance Conn
        --------------------------------
Name:   Lance Conn
Title:  Vice-President

                          COUNTERPART SIGNATURE SHEET

                           (Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of December 17, 2004)





/s/ David N. Capobianco
------------------------------
David N. Capobianco